UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 11, 2018
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2018, QUALCOMM Incorporated, a Delaware corporation (“Qualcomm”), entered into Amendment No. 2 (the “Amendment”), among Qualcomm, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, to the Credit Agreement dated as of March 6, 2018 (as amended by Amendment No. 1 dated as of April 20, 2018 and the Amendment, the “Credit Agreement”), among Qualcomm, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent. The proceeds of the Credit Agreement will be used, in part, to finance the proposed acquisition of NXP Semiconductors N.V., a public limited liability company organized under the laws of the Netherlands (“NXP”), by Qualcomm River Holdings B.V., a private company with limited liability organized under the laws of the Netherlands and an indirect, wholly-owned subsidiary of Qualcomm (“Qualcomm River Holdings”), pursuant to that certain purchase agreement dated as of October 27, 2016 (as amended by Amendment No. 1, dated as of February 20, 2018, and Amendment No. 2, dated as of April 19, 2018), by and between Qualcomm River Holdings and NXP.  The Amendment increases the aggregate term loan commitments under the Credit Agreement from $3,000,000,000 to $7,000,000,000 (the “Additional Term Loan Commitments”).  The Additional Term Loan Commitments have the same terms and conditions as the existing term loan commitments under the Credit Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                The information set forth in Item 1.01 above with respect to the Amendment is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of Qualcomm.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit

10.1
Amendment No. 2, dated as of June 11, 2018, among QUALCOMM Incorporated, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, to the Credit Agreement dated as of March 6, 2018, among QUALCOMM Incorporated, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: June 13, 2018	By:	/s/ David Wise
David Wise
Senior Vice President and Treasurer